                                                                   EXHIBIT 10.30


            PARTICIPANT AND CURRENT TITLE OR                      PARTICIPATION           PARTICIPATION
            TITLE AT TERMINATION IN PLAN                          EFFECTIVE DATE          TERMINATION DATE
            --------------------------------                      --------------          ----------------
            Brian W. H. Marsden                                   January 22, 1987        March 1, 1997
            Chairman of the Board
            Acme Metals Incorporated

            Stephen D. Bennett                                    June 1, 1990
            President and Chief Executive Officer
            Acme Metals Incorporated

            Gerald J. Shope                                       May 25, 1995
            Vice President-Human Resources
            Acme Metals Incorporated

            Jerry F. Williams                                     January 22, 1987
            Vice President Finance and Administration
            Acme Metals Incorporated

            Edward P. Weber, Jr.                                  January 22, 1987
            Vice President, General Counsel
            and Secretary
            Acme Metals Incorporated

            James W. Hoekwater                                    May 25, 1995
            Treasurer
            Acme Metals Incorporated

            Derrick T. Bay                                        January 28, 1998
            Controller
            Acme Metals Incorporated

            Gregory J. Pritz                                      May 25, 1995            January 16, 1998
            Controller
            Acme Metals Incorporated

            Robert W. Dyke                                        March 14, 1988
            Senior Vice President - Fabricating
            Acme Metals Incorporated

            James N. Howell                                       January 28, 1998
            Senior Vice President - Steel
            Acme Metals Incorporated


                                                                   EXHIBIT 10.30



            PARTICIPANT AND CURRENT TITLE OR                      PARTICIPATION           PARTICIPATION
            TITLE AT TERMINATION IN PLAN                          EFFECTIVE DATE          TERMINATION DATE
            --------------------------------                      --------------         -------------------
            Gary S. Lucenti                                       May 25, 1995            August 31, 1997
            President
            Acme Steel Company

            Larry C. Kipp                                         May 25, 1995
            President
            Universal Tool & Stamping Company, Inc.

            Edward J. Urbaniak, Jr.                               January 24, 1997
            President
            Alpha Tube Corporation

            Reynold C. MacDonald                                  January 22, 1987        May 25, 1995
            Former Chairman of the Board
            Acme Steel Company;
            Director
            Acme Metals Incorporated

            Richard J. Stefan                                     January 22, 1987        May 25, 1995
            Retired Vice President-Employee Relations
            Acme Metals Incorporated

            Reno P. Zenere                                        January 22, 1987        May 25, 1995
            Vice President
            Acme Packaging Corporation

            Jerry D. Kendall                                      February 1, 1988        May 25, 1995
            Vice President Marketing
            of Steel Products

            James M. Schwyn                                       May 25, 1992            May 25, 1995
            Former President
            Universal Tool & Stamping Company, Inc.

            Steven G. Jansto                                      May 25, 1995            October 31, 1995
            Former President
            Alpha Tube Corporation